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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 17, 1999
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                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

         1-5721                                         13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, N.Y.                              10010
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS04...:\30\76830\0146\347\FRM2179S.390

Item 5.     Other Events
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            The information set forth in the press release issued by Leucadia National Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
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            (c)   Exhibits

            99.1 Press release of Leucadia National Corporation dated February 17, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LEUCADIA NATIONAL CORPORATION

                                    By: /s/ Barbara L. Lowenthal
                                        ---------------------------------
                                        Barbara L. Lowenthal
                                        Vice President and Comptroller

Date: February 17, 1999

                                  EXHIBIT INDEX


Item No.
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99.1              Press release of Leucadia National Corporation dated
                  February 17, 1999.














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